UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/08/2006

FREMONT MICHIGAN INSURACORP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50926

MI	421609947
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

933 East Main Street, Fremont, MI 49412
(Address of principal executive offices, including zip code)

231-924-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant Item 2.02 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On February 8, 2006, Fremont Michigan InsuraCorp, Inc. issued a press release announcing preliminary underwriting highlights for the year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to Item 9.01 as if fully set forth herein.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: February 08, 2006	By:	/s/ Richard E. Dunning
Richard E. Dunning
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release